QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.47

SEVENTH AMENDMENT TO RESTATED CREDIT AGREEMENT

    THIS DOCUMENT is entered into as of May 25, 2001, between MAGNETEK, INC., a Delaware corporation ("Borrower"), certain Lenders, BANK OF AMERICA, N.A. ("Agent"), as Agent for Lenders, and certain Co-Agents for Lenders.

    Borrower, Agent, Co-Agents, and Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of June 20, 1997, providing for a revolving credit facility. Borrower, Agent, and Determining Lenders have agreed, upon the following terms and conditions, to the amendments described in Paragraph 2 below in order to, among other things, permit the sale of certain assets, increase the pricing, modify certain financial covenants, and provide for a reduction in the total Commitment. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Determining Lenders agree as follows:

1.
TERMS AND REFERENCES.  Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

2.
AMENDMENTS.

      (A) The definition of "Applicable Margin" in Section 1.1 is amended by deleting the table in the definition and replacing it with the following:

Ratio of Funded Debt to EBITDA	Applicable Margin for Eurodollar Rate Borrowings	Applicable Margin for Base-Rate Borrowings
Greater than or equal to 1.50 to 1.00	2.000%	0.500%
Less than 1.50 to 1.00, but greater than or equal to 1.00 to 1.00	1.500%	0.00%
Less than 1.00 to 1.00, but greater than or equal to .50 to 1.00	1.250%	0.00%
Less than .50 to 1.00	1.000%	0.00%

      (B) The definition of "Applicable Percentage" in Section 1.1 is amended by deleting the table in the definition and replacing it with the following:

Ratio of Funded Debt to EBITDA	Applicable Percentage
Greater than or equal to 1.50 to 1.00	0.450%
Less than 1.50 to 1.00, but greater than or equal to 1.00 to 1.00	0.400%
Less than 1.00 to 1.00, but greater than or equal to .50 to 1.00	0.350%
Less than .50 to 1.00	0.250%

      (C) The definitions of "Release Event" and "Release Ratings" are deleted in their entirety.

      (D) The definition of "LC Subfacility" is amended in its entirety as follows:

      LC Subfacility means a subfacility of the Revolving Facility for the issuance of LCs, as described in Section 2.3, under which the LC Exposure may never (a) exceed $15,000,000 and (b) together with Principal Debt, exceed the total Commitments.

      (E) Subsection (d) in Section 5.5 is deleted in its entirety.

      (F) The definition of "Permitted Acquisition" in Section 1.1 is amended by (i) deleting the word "and" at the end of Paragraph (h), and (ii) adding the following paragraphs to the end of the definition:

        (j)  the target business to be acquired in the acquisition is domiciled and incorporated in the United States;

        (k) the target business to be acquired in the acquisition has (unless the total purchase price is less than $5,000,000) reported positive EBITDA, in accordance with GAAP, for the twelve months immediately prior to the acquisition; and

        (l)  if after giving effect to such acquisition, the Revolving Facility has outstanding Principal Debt, then (i) the cash consideration to be paid for any single acquisition must be less than or equal to $12,500,000, (ii) the cumulative cash consideration for all acquisitions on and after the Littlejohn Closing Date is less than $25,000,000, and (iii) the pro forma ratio (after giving effect to all Permitted Acquisitions) of Borrower's Debt/EDITDA ratio, calculated in accordance with Section 10.2, is less than 1.75 to 1.0.

      (G) Section 9.10 is hereby deleted in its entirety and replaced with the following:

        9.10 Distributions.  No Restricted Company may declare, make, or pay any Distribution except (a) Distributions paid in the form of additional equity that is not mandatorily redeemable, (b) Distributions to any other Restricted Company, and (c) other Distributions by Borrower, so long as immediately after giving effect to any such other Distribution (i) no Default or Potential Default exists and (ii) the total amount of all such other Distributions paid during the period (A) beginning June 28, 1999, and ending upon delivery of the Financials and Compliance Certificate for the fiscal quarter ending January 2, 2000, as required by Section 8.1(b), does not exceed $60,000,000, (B) from January 2, 2000, through the Littlejohn Closing Date, does not exceed $72,000,000, and (C) at all times after the Littlejohn Closing Date, never exceeds $80,000,000.

      (H) Section 9.11 is amended by (1) deleting the word "and" before clause (k) in that section and (2) adding the following to the end of that section:

        ,and (l) the sale by Borrower of substantially all of the assets, properties, and interests in properties (including Subsidiaries) and rights used in the business of designing, developing, manufacturing, selling and distributing lighting ballasts, including magnetic, electronic, and high intensity discharge ballasts used in lighting fixtures (the "Lighting Power Products Division") to Littlejohn and Co. or its Affiliates ("Littlejohn") for no less than $100,000,000 in cash proceeds, subject to purchase price adjustments based upon the closing balance sheet pursuant to the Asset Purchase Agreement dated as of June 15, 2001, between Borrower and Littlejohn (as amended or supplemented, the "Littlejohn APA"), so long as (i) Borrower delivers to Agent on the day that the sale is fully consummated (which date must occur on or before June 28, 2001, the "Littlejohn Closing Date"), a certificate of a Responsible Officer certifying that the sale has been fully closed as of the date stated in the certificate and the amount of the net proceeds received from such sale, and (ii) by no later than the Business Day following the Littlejohn Closing Date, all of the net cash proceeds received from the sale are applied to prepay the Principal Debt in accordance with Section 3.2(b) without regard to the integral multiple requirement in that section.

      (I) Section 10.1 is hereby deleted in its entirety and replaced with the following:

        10.1 Net Worth.  The Companies' Net Worth, determined as of the last day of each fiscal quarter of Borrower, to be less than the sum of (a) $175,000,000, plus (b) 50% of the Companies' cumulative Net Income (without deduction for losses) after July 1, 2001, plus (c) 75% of the net

    (i.e., gross less usual and customary underwriting, placement, and other related costs and expenses) proceeds of the issuance of any equity securities by Borrower after the date of this agreement.

      (J) Section 10.2 is hereby deleted in its entirety and replaced with the following:

        10.2 Debt/EBITDA.  The ratio of the Companies' Funded Debt as of the last day of each fiscal quarter to EBITDA (calculated only in respect of assets owned by the Companies at the end of the applicable period) for the 12-month period ending on that last day to exceed 2.00 to 1.00.

      (K) Upon the occurrence of the Littlejohn Closing Date, Schedule 2.1 will be entirely amended in the form of, and each reference to such schedule in the Credit Agreement will be to, Amended Schedule 2.1.

      (L) The total Commitment will be reduced by $100,000,000 on the Business Day immediately following the Littlejohn Closing Date.

3.
CONDITIONS PRECEDENT.  This Amendment is not effective until Agent receives (A) counterparts of this document executed by Borrower and Determining Lenders by not later than 12:00 p.m. Charlotte, NC time on May 25, 2001, (B) a fully executed Eighth Amendment to the Restated Credit Agreement dated of even date herewith, and (C) an amendment fee to be paid to each Lender who has executed and delivered to Agent a counterpart of this document by 12:00 p.m. Charlotte, NC time on May 25, 2001, equal to 0.10% of that Lender's Commitment as it is to be reduced effective as of the consummation of the sale of the Lighting Power Products Division to Littlejohn described in Paragraph 2(E), and the sale of the Power Components Division to American Circuit Breaker Corporation as described in the Eighth Amendment to the Credit Agreement. Additionally, Paragraph 2 is not effective until (x) the occurrence of the Littlejohn Closing Date (and such closing of the sale to Littlejohn and the effectiveness of Paragraph 2 shall be deemed to occur simultaneously), (y) Agent has received a fully executed copy of the Littlejohn APA, and (z) Agent has received fully executed copies of the stock or equity purchase agreements, and all attachments and amendments to them, providing for the sale of the stock or equity interests of MagneTek Asia Ltd., MagneTek Electronics China Co. Ltd., MagneTek Matamoras S.A. de C.V., and MagneTek Componentes Eléctricos S.A. de C.V.

4.
RATIFICATIONS.  Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that (except in respect of the release of Lender Liens on the assets described in Paragraph 2 above and as permitted by Section 5.5(b)), all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

5.
REPRESENTATIONS.  To induce Agent, Co-Agents, and Lenders to enter into this document, Borrower represents and warrants to Agent, Co-Agents, and Lenders that as of the date of this document (A) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that any of them speak to a different specific date or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, (B) no Material Adverse Event, Default, or Potential Default exists, and (C) Borrower is the only Domestic Restricted Company.

6.
EXPENSES.  Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any release or other related documents.

7.
MISCELLANEOUS.  All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in Sections 1 and 14 of the Credit Agreement are incorporated in this document by reference. Except as specifically amended by this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGES FOLLOW.]

    EXECUTED as of the date first stated in this Seventh Amendment to Restated Credit Agreement.

MAGNETEK, INC., as Borrower		BANK OF AMERICA, N.A. as Agent and a Lender

By	John P. Colling, Jr., Vice President and Treasurer	By	Nancy S. Goldman, Principal

BANKERS TRUST COMPANY, as a Co-Agent and a Lender		CIBC INC., as a Co-Agent and a Lender

By		By
	Name:		Name:
	Title:		Title:

CREDIT LYONNAIS NEW YORK BRANCH, as a Co-Agent and a Lender		BANK ONE, N.A. (Kentucky Office), as a Co-Agent and a Lender

By		By
	Name:		Name:
	Title:		Title:

GENERAL ELECTRIC CAPITAL CORPORATION (assignee of The Long-Term Credit Bank of Japan, Ltd.), as a Co-Agent and a Lender		UNION BANK OF CALIFORNIA, N.A., as a Co-Agent and a Lender

By		By
	Name:		Name:
	Title:		Title:

ARAB BANKING CORPORATION (B.S.C.), as a Lender		BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender

By		By
	Name:		Name:
	Title:		Title:

By
Name:
Title:

Signature Pages to
Seventh Amendment

FIRST UNION NATIONAL BANK, as a Lender		THE FUJI BANK, LIMITED, as a Lender

By		By
	Name:		Name:
	Title:		Title:

NATEXIS BANQUE POPULAIRES, as a Lender		SOCIETE GENERALE, SOUTHWEST AGENCY, as a Lender

By		By
	Name:		Name:
	Title:		Title:

By
Name:
Title:

SUMITOMO MITSUI BANKING CORP., as a Lender		BANK HAPOALIM (assignee, in part, of Societe Generale, Southwest Agency), as a Lender

By		By
	Name:		Name:
	Title:		Title:

CREDIT AGRICOLE INDOSUEZ (assignee of Caisse Nationale de Credit Agricole), as a Lender		THE TOKAI BANK, LTD. NEW YORK BRANCH, as a Lender

By		By
	Name:		Name:
	Title:		Title:

By
Name:
Title:

Signature Pages to
Seventh Amendment

QuickLinks

EXHIBIT 10.47
SEVENTH AMENDMENT TO RESTATED CREDIT AGREEMENT